                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): June 5, 1998

                              NATURAL WONDERS, INC.
              (Exact name of Registrant as specified in its charter)

          DELAWARE                     0-20035                 77-0141610
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)           Identification No.)

               4209 TECHNOLOGY DRIVE, FREMONT, CALIFORNIA  94538
                   (Address of principal executive offices)
                                  (Zip code)

                                 510-252-9600
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     See the following press release, dated June 15, 1998, announcing the settlement of pending litigation and adjustment of previously reported First Quarter Results.

FOR IMMEDIATE RELEASE

CONTACT:   Peter G. Hanelt
             Chief Executive Officer/CFO
           Natural Wonders, Inc.
           (510) 252-6607

                        NATURAL WONDERS INC. ANNOUNCES
                        ------------------------------
                  THE SETTLEMENT OF PENDING LITIGATION AND
                  ----------------------------------------
             ADJUSTMENT OF PREVIOUSLY REPORTED FIRST QUARTER RESULTS
             -------------------------------------------------------

     Fremont, CA June 15, 1998 -- Peter G. Hanelt, Chief Executive Officer/Chief Financial Officer, Natural Wonders, Inc. (NASDAQ:NATW), today announced that Natural Wonders, Inc. reached a negotiated settlement effective June 5, 1998, of the patent infringement claim disclosed in the Company's annual report and Form 10K as of


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fiscal year end January 31, 1998.  The claim involved the sale of product primarily in the company's fiscal years of 1996 and 1997 ending January 28, 1997 and January 31, 1998 respectively. The current year impact of the settlement, including the cash settlement paid, legal expenses and reserves, net of amounts previously accrued, is approximately $525,000 or $0.04 per share. As a result of the settlement, the Company has adjusted its first quarter earnings as previously reported on May 14, 1998. The adjusted net loss for its first fiscal quarter ended May 2, 1998, is $4,576,000 or $.57 per share, previously reported as $4,246,000 or $.53 per share.

     The matters discussed in this news release contain forward-looking statements that involve risks and uncertainties, including changes in consumer demands and preferences, competition from other retailers and uncertainties generally associated with gift retailing. The historical results achieved are not necessarily indicative of future prospects of the Company.

                                    # # #



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                             NATURAL WONDERS, INC.
                    CONDENSED STATEMENTS OF OPERATIONS
                 (In thousands, except per share amounts)
                                 (Unaudited)

                                                         QUARTER ENDED
                                                    -----------------------
                                                     May 2,          May 3,
                                                      1998            1997
                                                    --------        -------
Net sales                                            $23,265        $22,236
Cost of goods sold and
          store occupancy expenses                    19,438         16,419
                                                    --------        -------
             Gross margin                              3,827          5,817
Selling, general and administrative expenses          11,048          9,173
                                                    --------        -------
             Operating loss                           (7,221)        (3,356)

Interest and other, net                                   43             86
                                                    --------        -------
             Loss before income taxes                 (7,264)        (3,442)
Income taxes                                          (2,688)        (1,343)
                                                    --------        -------
             Net loss                                $(4,576)       $(2,099)
                                                    --------        -------
                                                    --------        -------

Net loss per share, basic and diluted:               $ (0.57)       $ (0.26)

Shares used in computing per share amounts,
          basic and diluted:                           8,072          7,988

Stores open at end of period                             173            152




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

                              NATURAL WONDERS, INC.
                            CONDENSED BALANCE SHEETS
                        (In thousands, except share data)
                                   (Unaudited)

                                                     May 2,         May 3,
                                                      1998           1997
                                                    --------      --------
                ASSETS
Current Assets:
  Cash and cash equivalents                         $  3,247      $  3,471
  Short-term investments                               3,002        13,000
  Merchandise inventories                             27,072        23,098
  Prepaid expenses and other current assets            7,798         6,374
                                                    --------      --------
         Total current assets                         41,119        45,943
Property and Equipment:
  Leasehold improvements                              29,510        26,037
  Property and equipment under capital lease           4,993        13,181
  Furniture, fixtures and equipment                   28,287        14,564
                                                    --------      --------
                                                      62,790        53,782
  Less accumulated depreciation and amortization     (33,760)      (27,871)
                                                    --------      --------
                                                      29,030        25,911
Other Assets                                           2,216         1,778
                                                    --------      --------
Total Assets                                        $ 72,365      $ 73,632
                                                    --------      --------
                                                    --------      --------


      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Trade accounts payable                            $  8,423      $  6,876
  Accrued compensation and related costs               2,184         1,961
  Accrued liabilities                                  4,119         2,629
  Income taxes payable                                   312           198
  Current portion of capital lease obligations           755         1,603
  Current portion of long-term debt                    1,235         1,547
                                                    --------      --------
      Total current liabilities                       17,028        14,814
Capital Lease Obligations                                271         1,019
Long-Term Debt                                           211         1,769
Deferred Rent                                          3,723         3,971
Commitments and Contingencies
Stockholders' Equity:
  Common Stock, par value $.0001; authorized
  17,000,000 shares; outstanding
  8,072,292 and 7,987,514 shares                           1             1
  Capital in excess of par value                      34,434        34,252
  Retained earnings                                   16,697        17,806
                                                    --------      --------
      Total stockholders' equity                      51,132        52,059
                                                    --------      --------
Total Liabilities and Stockholders' Equity          $ 72,365      $ 73,632
                                                    --------      --------
                                                    --------      --------


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 16, 1998
                                  NATURAL WONDERS, INC.
                                    (Registrant)


                                  /s/ Peter G. Hanelt
                                  ----------------------------------------------
                                  Peter G. Hanelt,
                                    Acting Chief Executive Officer,
                                  Chief Financial Officer
                                  (Signing on behalf of the registrant and
                                  as Principal Accounting and Financial Officer)





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